SUPPLEMENT

Dated December 5, 2006

to the Class IA Shares Prospectus

(Investment Options Within Union Security Variable Annuities)

(The “Prospectus”)

For Hartford HLS Funds, Dated May 1, 2006

This supplement amends the Prospectus of the Hartford HLS Funds dated May 1, 2006. The Prospectus is revised as follows effective November 13, 2006:

Hartford Blue Chip Stock HLS Fund

(a)  Under the heading “Hartford Blue Chip Stock HLS Fund” on page 6 of the Prospectus, the following paragraphs are inserted before the first full paragraph:

Replacement of T. Rowe Price Associates, Inc. with Hartford Investment Management Company as Sub-Adviser to Hartford Blue Chip Stock HLS Fund

At a Special Meeting of Shareholders held on October 24, 2006, shareholders of Hartford Blue Chip Stock HLS Fund (the “Fund”) approved a sub-advisory agreement (the “Agreement”) between HL Investment Advisors, LLC (“HL Advisors”), the Fund’s investment adviser, and Hartford Investment Management Company (“Hartford Investment Management”). Pursuant to the Agreement, to take effect on or about November 13, 2006, Hartford Investment Management will replace the Fund’s current sub-adviser, T. Rowe Price Associates, Inc., and serve as sole sub-adviser to the Fund in managing the Fund’s assets.

(b)  On or about November 13, 2006, the Fund will no longer pursue its secondary investment goal of seeking current income. Accordingly, under the heading “Hartford Blue Chip Stock HLS Fund” on page 6 of the Prospectus, under the sub-heading “Investment Goal,” the second sentence of this section is deleted.

(c)  Also on or about November 13, 2006, because of the replacement of T. Rowe Price with Hartford Investment Management, the Fund’s investment strategies, main risks and portfolio manager will change.

(i)    Accordingly, on the same page, under the sub-heading “Principal Investment Strategy,” the first full paragraph is deleted and replaced with the following:

The fund pursues its objectives by normally investing at least 80% of its net assets in common stocks of large and medium-sized blue chip growth companies, as defined by Hartford Investment Management Company (“Hartford Investment Management”), the sub-adviser to the fund. Hartford Investment Management defines “blue-chip growth companies” as companies within the Russell 1000 Growth Index that exhibit superior characteristics relative to their industry sector and overall benchmark. The characteristics

Hartford Investment Management will focus on include each company’s business, its management, its relative valuation and investors’ reaction to the company.

(ii)   Also on the same page, under the sub-heading “Main Risks,” the second full paragraph is deleted and replaced with the following:

Hartford Investment Management’s investment strategy significantly influences the fund’s performance. Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. The fund’s focus on large and medium-sized blue chip companies significantly influences its performance. Large blue chip company stocks as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies. Additionally, if Hartford Investment Management incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that had been anticipated. If the fund’s stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. As with all equity funds, the fund’s share price can fall because of weakness in the broad market, a particular industry or specific holdings.

(iii)  In addition under the sub-heading “Main Risks” on page 6 of the Prospectus, in the fourth paragraph, the words “T. Rowe Price’s” are deleted and replaced with the words “Hartford Investment Management’s.”

(iv)  On page 7, under the sub-heading “Past Performance,” the last sentence in the last paragraph that states “the fund has been managed by the same sub-adviser since its inception” is deleted.

(v)   In addition, on page 7, under the sub-heading “Past Performance,” after the last full paragraph, the following paragraph is added:

Hartford Investment Management became a sub-adviser effective on or about November 13, 2006 and will measure the fund’s performance against the Russell 1000 Growth Index. Performance information represents performance of T. Rowe Price.

(vi)  Also on page 7, in the table entitled “Average Annual Total Returns for Periods Ending 12/31/05,” after the reference to the S&P 500 Index, the following is added:

	1 YEAR	5 YEARS	SINCE INCEPTION (MAY 1, 1996)
Russell 1000 Growth Index (reflects no deduction for fees, expenses and taxes)	5.26%	-3.58%	6.11	%(2)

(2) Return is from 4/30/96

(vii)  On Page 8, under the heading “Your Expenses,” the Shareholder Fees and Annual Operating Expenses table and the footnotes attached thereto, as well as the expense examples, are deleted and replaced with the following:

CLASS IA
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None

Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees(1)	0.65%
Distribution and service (12b-1) fees	None
Other expenses	0.03%
Total operating expenses	0.68%

(1) Effective November 13, 2006, HL Advisors has permanently reduced its management fee schedule for this fund.  Using the most recent fiscal year average net assets, the management fee decreased from 0.83% to 0.65%.  In addition, effective November 13, 2006, HL Advisors has voluntarily agreed to waive an additional 0.21% of its management fees until December 31, 2007.  While such waiver is in effect, the management fee is 0.44% and the total annual operating expenses are 0.47%.

EXAMPLE.  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IA
(with or without redemption)
Year 1	$ 69
Year 3	$218
Year 5	$379
Year 10	$847

(viii)    On page 8, under the sub-heading “Sub-Adviser,” the words “T. Rowe Price” are deleted and replaced with the words “Hartford Investment Management.”

(ix)       Also on page 8, under the sub-heading “Portfolio Manager,” the disclosure regarding Larry J. Puglia is deleted and replaced with the following:

Hugh Whelan

• Executive Vice President of Hartford Investment Management since 2005

• Portfolio manager of the fund since November 2006

• From 2001 until joining Hartford Investment Management Mr. Whelan was an investment professional at ING

(d)  On page 95, under the heading “Other Investment Companies,” the first full paragraph, beginning with “Blue Chip Stock HLS Fund may invest in shares of the T. Rowe Price Reserve Investment Funds,” is deleted in its entirety.

(e)  On page 98, under the heading “The Investment Sub-Advisers,” the first sub-heading is amended to add “Blue Chip Stock HLS Fund” at its beginning.  In addition, the first full sentence under that sub-heading is amended to add “Blue Chip Stock HLS Fund” immediately before the words “High Yield HLS Fund.”

(f)  On the same page, the sub-heading “Blue Chip Stock HLS Fund” and the disclosure regarding T. Rowe Price is deleted.

(g)  On page 99, under the heading “Management Fees” the fee schedule for Hartford Blue Chip Stock HLS Fund is deleted and replaced with the following:

Average Daily Net Assets	Annual Rate**
First $500 million	0.65
Next $500 million	0.60
Over $1 billion	0.55

** Effective November 13, 2006, HL Advisors has permanently reduced its management fee schedule for this fund.  In addition, effective November 13, 2006, HL Advisors has voluntarily agreed to waive an additional 0.21% of its management fees until December 31, 2007.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

Dated December 5, 2006

To the Statement of Additional Information (The “SAI”)

For Hartford HLS Series Fund II, Inc. Dated May 1, 2006

This supplement amends the SAI for Hartford HLS Series Fund II, Inc. dated May 1, 2006. The SAI is revised as follows:

Hartford Blue Chip Stock HLS Fund

Under the heading “Investment Management Fees,” on page 34, the fee schedule for Hartford Blue Chip Stock HLS Fund is deleted and replaced with the following:

Blue Chip Stock HLS Fund(1)

Average Daily Net Assets	Annual Rate
First $500 million	0.65
Next $500 million	0.60
Over $1 billion	0.55

(1) Effective November 13, 2006, HL Advisors has permanently reduced its management fee schedule for this fund.  In addition, effective November 13, 2006, HL Advisors has voluntarily agreed to waive an additional 0.21% of its management fees until December 31, 2007.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.